Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 9 dated December 16, 2013

To

Prospectus dated June 12, 2013

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated June 12, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

Since commencing our continuous public offering on July 2, 2012 and through December 16, 2013, we received and accepted subscriptions in our offering for approximately 15,510,000 shares of our common stock at an average price per share of $10.13, for corresponding gross proceeds of approximately $157,130,000, including shares purchased by our affiliates and proceeds from our amended and restated distribution reinvestment plan.

DISTRIBUTIONS

On December 13, 2013, our board of directors (the “Board”) declared two regular semi-monthly cash distributions of $0.030100 per share each (an annualized rate of 7.00% based on our current $10.32 per share public offering price), which will be paid in January 2014.

Both of the regular semi-monthly cash distributions of $0.030100 per share will be paid on January 2, 2014, the first to shareholders of record on December 15, 2013 and the second to shareholders of record on December 31, 2013.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings, although a portion of our distributions to shareholders may be deemed to constitute a return of capital for tax purposes. We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to us in future periods.

This supplement amends the indicated sections of the Prospectus as follows:

PROSPECTUS SUMMARY

The twentieth bullet point in the section entitled “Prospectus Summary — Risk Factors” on page 8 of the Prospectus is hereby replaced in its entirety with the following:

The amended total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

The disclosure in the section entitled “Prospectus Summary — Distributions” on page 11 of the Prospectus is hereby amended by adding as the third paragraph thereof the following:

On or about February 1, 2014, we intend to change from semi-monthly closings to weekly closings for the sale of our shares in this offering. After and as a result of such change, our board of directors will authorize and declare on a monthly basis a weekly distribution amount per share of our common stock.

The third sentence of the second paragraph in the section entitled “Prospectus Summary — Share Repurchase Program” on page 12 of the Prospectus is hereby replaced in its entirety with the following:

When we repurchase common stock, we will conduct repurchases on the same date that we hold the first weekly closing in a calendar month for the sale of common stock in this offering.

The first paragraph in the section entitled “Prospectus Summary — Recent Developments — Total Return Swap” on page 16 of the Prospectus is hereby amended by adding as the second sentence thereof the following:

Effective December 9, 2013, Flatiron and Citibank amended the TRS to, among other things, extend the termination or call date to December 17, 2014 and increase the maximum aggregate market value of the portfolio of loans subject to the TRS (determined at the time each such loan becomes subject to the TRS) from $150 million to $225 million.

The first sentence of the fourth paragraph in the section entitled “Prospectus Summary — Recent Developments — Total Return Swap” on page 17 of the Prospectus is hereby replaced in its entirety with the following:

Citibank may terminate the TRS on or after December 17, 2014, or the call date.

The fifth sentence of the fourth paragraph in the section entitled “Prospectus Summary — Recent Developments — Total Return Swap” on page 17 of the Prospectus is hereby replaced in its entirety with the following:

Such monthly payments will equal the product of 80% of the maximum portfolio amount, multiplied by 1.35% per annum.

RISK FACTORS

The first sentence of the first risk factor under the heading “Risks Related to an Investment in Our Common Stock — Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their common stock if our board of directors does not decrease the offering price in the event of a decline in our NAV per share.” on page 49 of the Prospectus is hereby replaced in its entirety with the following:

The purchase price at which you purchase common stock will be determined at each weekly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common stock.

DISTRIBUTIONS

The disclosure in the section entitled “Distributions” on page 56 of the Prospectus is hereby amended by adding as the third paragraph thereof the following:

On or about February 1, 2014, we intend to change from semi-monthly closings to weekly closings for the sale of our shares in this offering. After and as a result of such change, our board of directors will authorize and declare on a monthly basis a weekly distribution amount per share of our common stock.

DETERMINATION OF NET ASSET VALUE

The second paragraph in the section entitled “Determination of Net Asset Value — Determinations in Connection With Offerings” on page 103 of the Prospectus is hereby replaced in its entirety with the following:

In connection with each weekly closing on the sale of common stock offered pursuant to this prospectus, our board of directors has delegated to management the authority to conduct such closings so long as there is no change to our public offering price. In the event of a change to our public offering price in connection with any weekly closing, our board of directors will approve the change prior to management conducting such closing.

The following factors, among others, will be considered in making the determination that our common stock is not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share:

DISTRIBUTION REINVESTMENT PLAN

The first paragraph in the section entitled “Distribution Reinvestment Plan” on page 132 of the Prospectus is hereby amended by adding as the second sentence thereof the following:

On or about February 1, 2014, we intend to change from semi-monthly closings to weekly closings for the sale of our shares in this offering. After and as a result of such change, our board of directors will authorize and declare on a monthly basis a weekly distribution amount per share of our common stock.

PLAN OF DISTRIBUTION

The third paragraph in the section entitled “Plan of Distribution — General” on page 152 of the Prospectus is hereby replaced in its entirety with the following:

The dates on which we will accept subscriptions will be Wednesday of each week unless otherwise determined by us. Common stock issued pursuant to our second amended and restated distribution reinvestment plan typically will be issued on the same date that we hold our last weekly closing in a calendar month. In addition, in months in which we repurchase common stock, we expect to conduct repurchases on the same date that we hold our first weekly closing in a calendar month during the sale of common stock in this offering.

The section entitled “Plan of Distribution — Semi-Monthly Pricing Procedures” on page 153 of the Prospectus is hereby replaced in its entirety with the following:

Weekly Pricing Procedures

In connection with each weekly closing on the sale of common stock offered pursuant to this prospectus, our board of directors has delegated to management the authority to conduct such closings so long as there is no change to our public offering price. In the event of a change to our public offering price in connection with any weekly closing, our board of directors will approve the change prior to management conducting such closing.  For additional information regarding the weekly pricing procedures, please refer to ‘‘Determination of Net Asset Value.’’

SHARE REPURCHASE PROGRAM

The third sentence of the second paragraph in the section entitled “Share Repurchase Program” on page 160 of the Prospectus is hereby replaced in its entirety with the following:

In months in which we repurchase common stock, we will conduct repurchases on the same date that we hold the first weekly closing in a calendar month for the sale of common stock in this offering.